                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                               September 26, 2001
               --------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                     TRANSCONTINENTAL REALTY INVESTORS, INC.
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



        Nevada                          1-9240                   94-6565852
--------------------------------------------------------------------------------
(State of Incorporation)             (Commission               (IRS Employer
                                       File No.)             Identification No.)



     1800 Valley View Lane, Suite 300,     Dallas, TX              75234
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)



Registrant's Telephone Number, Including Area Code: (469) 522-4200
                                                   ---------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

In 2001, Transcontinental Realty Investors, Inc. ("TCI") has sold a significant amount of its properties as follows:

                                                                                  Gain/      % of
    Sale                                               Units/         Sales       (Loss)     TCI's
    Date    Property             Location           Sq.Ft./Acres      Price       on Sale    Assets         Purchaser
    ----    --------             --------           ------------      -----       -------    ------   --------------------
Apartments                                                            (dollars in Thousands)
02/21/01   Heritage             Tulsa, OK               136 Units   $   2,285     $  1,575     0.08%  21st Investment Group, LLC
03/01/01   Forest Ridge         Denton, TX               56 Units       2,000        1,014     0.10%  Investment Property Exchange
                                                                                                        Services, LLC
03/08/01   Park at Colonnade    San Antonio, TX         211 Units       5,800        1,592     0.52%  Colonade-Central Texas, LP
05/18/01   Glenwood             Addison, TX             168 Units       3,659           --     0.50%  American Realty Investors,
                                                                                                        Inc./(1/)
05/22/01   Fontenelle Hills     Bellevue, NE            338 Units      16,500        4,565     1.53%  Haley Fontenelle Hills, Ltd.
05/31/01   Bent Tree Gardens    Addison, TX             204 Units       9,000          601     1.09%  Bent Tree Gardens Partners, LP
06/19/01   McCallum Glen        Dallas, TX              275 Units       8,450        1,375     0.70%  Texas McCallum Glen Partners,
                                                                                                        Ltd.
08/06/01   Park Lane            Dallas, TX               97 Units       2,750        1,827     0.10%  Investors Park Lane, Ltd.
08/08/01   McCallum Crossing    Dallas, TX              322 Units      11,500        4,486     0.86%  Texas McCallum Crossing
                                                                                                        Partners, Ltd.
08/28/01   Carseka              Los Angeles, CA          54 Units       4,000        1,353     0.29%  Empire West Group
09/26/01   Sunset Lakes         Waukegan, IL            414 Units      15,200        7,316     0.83%  Kinzie Realty Corporation
09/28/01   Oak Run              Pasadena, TX            160 Units       5,800        2,227     0.44%  RHP-Oak Run Manor, LP

Office Buildings
06/08/01   Waterstreet          Boulder, CO         106,257 Sq.Ft.     22,250        9,154     1.45%  Waterstreet Plaza, LLC, NESC-
                                                                                                        Exchange XXIII, LLC
06/27/01   Daley                San Diego, CA        64,425 Sq.Ft.      6,211          836     0.67%  AG/Touchstone Daley, LLC
07/23/01   Chesapeake Center    San Diego, CA        57,493 Sq.Ft.      6,575          204     0.78%  KM Phoenix Associates, LLC

Industrial Warehouse
02/21/01   Zodiac               Dallas, TX           35,435 Sq.Ft.        762          167     0.07%  Zodiac Investments, LP
06/14/01   Tech Trading Center  Sterling, VA        197,659 Sq.Ft.     10,775        4,163     0.80%  V-Glenn Drive Associates, LLC

Land
02/23/01   McKinney 36          McKinney, TX          1.822 Acres         476          355     0.01%  State of Texas
03/29/01   Round Mountain       Austin, TX              110 Acres       2,560        1,046     0.18%  Renroc Development, LLP
04/20/01   Moss Creek           Greensboro, NC         4.79 Acres          15          (71)    0.01%  Ted L. and Mary E. Bissette
08/30/01   Eagle Crest          Farmers Branch, TX     4.41 Acres         300         (215)    0.07%  City of Farmers Branch
                                                                    ---------     --------    ------
                                                                    $ 136,868     $ 43,570    11.10%
                                                                    =========     ========


____________________________

(1) Glenwood Apartments were exchanged with a related party for two parcels of land.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS
----------------------------------------------

Proforma statements of operations are presented for the year ended December 31, 2000, and the six months ended June 30, 2001. The proforma statement of operations present TCI's operations as if the transactions described above had occurred at January 1 of each of the periods presented. A proforma balance sheet as of June 30, 2001, is also presented. The proforma balance sheet presents the property sales described above, as if they had occurred at January 1, 2001.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                                PROFORMA COMBINED
                           CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2001

                                                                                                   McCallum
                                                    Actual/(1)/ Chesapeake/(2)/   Park Lane/(2)/  Crossing/(2)/  Carseka/(2)/
                                                    ----------- --------------- ---------------- -------------- -------------
                   Assets                                                                          (dollars in thousands)
Real Estate
Real estate held for investment ...............        $671,099    $ (5,997)          $(1,078)         (7,464)      $(2,419)
Less - accumulated depreciation ...............         (87,945)        192               334           1,064           263
                                                       --------    --------           -------       ---------      --------
                                                        583,154      (5,805)             (744)         (6,400)       (2,156)

Real estate held for sale .....................             485          --                --              --            --
Notes and interest receivable
    Performing ................................          11,263          --                --              --            --
    Less - allowance for losses ...............            (537)         --                --              --            --
                                                       --------    --------           -------       ---------      --------
                                                         10,726          --                --              --            --

Investments in real estate entities ...........          19,946          --                --              --            --
Cash and cash equivalents .....................          29,717          (6)               (6)             (7)           (5)
Other assets ..................................          45,926         (91)              (47)           (629)          (52)
                                                       --------    --------           -------       ---------      --------
                                                       $689,954      (5,902)          $  (797)      $  (7,036)      $(2,213)
                                                       ========    ========           =======       =========       =======

Liabilities and Equity
Notes and interest payable ....................        $446,535    $ (2,910)          $(1,127)      $  (8,216)      $(1,487)
Other liabilities .............................          22,433        (122)              (22)           (350)          (37)
                                                       --------    --------           -------       ---------      --------
                                                        468,968      (3,032)           (1,149)         (8,566)       (1,524)

Commitments and Contingencies
Minority interest .............................           4,294          --                --              --            --
Redeemable Preferred Stock ....................           1,500          --                --              --            --

Stockholders' Equity
Common stock ..................................              86          --                --              --            --
Paid-in capital ...............................         278,245          --                --              --            --
Accumulated distributions in excess of
    accumulated earnings ......................         (60,080)     (2,870)              352           1,530          (689)
Unrealized gain on marketable equity ..........          (3,059)         --                --              --            --
                                                       --------    --------           -------       ---------      --------
                                                        215,192      (2,870)              352           1,530          (689)
                                                       --------    --------           -------       ---------      --------
                                                       $689,954    $ (5,902)          $  (797)      $  (7,036)      $(2,213)
                                                       ========    ========           =======       =========      ========

                                                      Eagle          Sunset
                                                    Crest/(2)/     Lakes/(2)/   Oak Run/(2)/     Proforma
                                                   ------------    ----------   ------------    ----------
                   Assets
Real Estate
Real estate held for investment ...............        $   (505)   $ (7,703)       $(3,648)     $ 642,285
Less - accumulated depreciation ...............              --       1,465            352        (84,275)
                                                       --------    --------        -------      ---------
                                                           (505)     (6,238)        (3,296)       558,010

Real estate held for sale .....................              --          --             --            485
Notes and interest receivable
    Performing ................................              --          --             --         11,263
    Less - allowance for losses ...............              --          --             --           (537)
                                                       --------    --------        -------      ---------
                                                             --          --             --         10,726

Investments in real estate entities ...........              --          --             --         19,946
Cash and cash equivalents .....................              --          (7)            (4)        29,682
Other assets ..................................              --        (331)          (231)        44,545
                                                       --------    --------        -------      ---------
                                                       $   (505)   $ (6,576)       $(3,531)     $ 663,394
                                                       ========    ========        =======      =========

Liabilities and Equity
Notes and interest payable ....................        $     --    $ (7,409)       $(4,439)     $ 420,947
Other liabilities .............................              (1)       (427)          (146)        21,328
                                                       --------    --------        -------      ---------
                                                             (1)     (7,836)        (4,585)       442,275

Commitments and Contingencies
Minority interest .............................              --          --             --          4,294
Redeemable Preferred Stock ....................              --          --             --          1,500

Stockholders' Equity
Common stock ..................................              --          --             --             86
Paid-in capital ...............................              --          --             --        278,245
Accumulated distributions in excess of
    accumulated earnings ......................            (504)      1,260          1,054        (59,947)
Unrealized gain on marketable equity ..........              --          --             --         (3,059)
                                                       --------    --------        -------      ---------
                                                           (504)      1,260          1,054        215,325
                                                       --------    --------        -------      ---------
                                                       $   (505)   $ (6,576)       $(3,531)     $ 663,394
                                                       ========    ========        =======      =========



___________________________

(1)    Includes properties sold prior to June 30, 2001
(2)    Assumes sale by TCI on January 1, 2001

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                                PROFORMA COMBINED
                        STATEMENT OF OPERATIONS /(1)(2)/
                         SIX MONTHS ENDED JUNE 30, 2001

                                                                                  Office        Industrial
                                                    Actual      Apartments/(3)/ Building/(4)/  Warehouse/(5)/ Land/(6)/  Proforma
                                                    ------      -------------   -----------    -------------- -------    --------
Revenue                                                                              (dollars in thousands)
   Rents .....................................   $   71,041     $ (7,193)       $ (2,004)           $ (700)    $  (14)   $   61,130
   Property operations .......................       40,441       (4,199)         (1,004)             (228)       (89)       34,921
                                                  ---------     --------        --------           -------     ------     ---------
                                                     30,600       (2,994)         (1,000)             (472)        75        26,209
Other income
   Interest and other ........................        1,258           --              --                --         --         1,258
   Equity (loss) in equity investees .........       (2,366)          --              --                --         --        (2,366)
   Gain on sale of real estate ...............       28,749       17,209             204                --       (215)       45,947
                                                  ---------     --------         -------           -------     ------     ---------
                                                     27,641       17,209             204                --       (215)       44,839
Other expense
   Interest ..................................       21,953       (2,018)           (901)             (267)        (1)       18,766
   Depreciation ..............................       10,049         (557)           (377)             (122)        --         8,993
   Advisory fees .............................        2,941         (326)           (142)              (43)       (13)        2,417
   Net income fee ............................        1,129        1,029              47                (3)        (9)        2,193
   Incentive fees ............................        1,577        1,191             (11)               --        (17)        2,740
   General and administrative ................        5,923           --              --                --         --         5,923
   Minority interest .........................           22           --              --                --         --            22
                                                  ---------     --------        --------           -------     ------     ---------
                                                     43,594         (681)         (1,384)             (435)       (40)       41,054

Net income (loss) ............................       14,647       14,896             588               (37)      (100)       29,994
Preferred dividend requirement ...............          (15)          --              --                --         --           (15)
                                                  ---------     --------        --------           -------     ------     --------
Net income (loss) ............................   $   14,632     $ 14,896        $    588            $  (37)    $ (100)   $   29,979
                                                  =========     ========        ========           =======     ======     =========

Basic and diluted earnings per share
   Net income applicable to Common shares        $     1.68                                                              $     3.45
                                                     ======                                                               =========

Weighted average Common shares used in
   computing earnings per share                   8,686,091                                                               8,686,091
                                                  =========                                                               =========

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                           NOTES TO PROFORMA COMBINED
                             STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2001

(1) The Proforma Combined Statement of Operations assumes that each property was sold by TCI on January 1, 2001.

(2) Operating results for sold properties are their actual operating results from January 1 to their respective date of sale.

(3) Includes the Heritage Apartments sold in February 2001, the Forest Ridge and Park at Colonade Apartments sold in March 2001, the Glenwood, Fontenelle Hills and Bent Tree Apartments sold in May 2001, the McCallum Glen Apartments sold in June 2001, the Park Lane, McCallum Crossing and Carseka Apartments sold in August 2001 and the Sunset Lakes and Oak Run Apartments sold in September 2001.

(4) Includes the Daley and Waterstreet Office Buildings sold in June 2001, and the Chesapeake Center Office Building sold in July 2001.

(5) Includes the Zodiac Warehouse sold in February 2001, and the Technology Trading Center sold in June 2001.

(6) Includes the partial sale of the McKinney 36 land parcel in February 2001, the partial sale of the Round Mountain land parcel in March 2001, the Moss Creek land parcel sold in April 2001, and the partial sale of the Eagle Crest land parcel in August 2001.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                                PROFORMA COMBINED
                        STATEMENT OF OPERATIONS /(1)(2)/
                          YEAR ENDED DECEMBER 31, 2000

                                                                                 Office         Industrial
                                                  Actual     Apartments/(3)/   Building/(4)/  Warehouse/(5)/   Land/(6)/  Proforma
                                                ----------  ----------------- -------------  ---------------- ---------- ----------
                                                                           (dollars in thousands)
Revenue
   Rents .....................................  $  139,662    $   (16,674)     $  (4,146)       $  (1,597)     $   (10)  $  117,235
   Property operations .......................      78,170         (8,570)        (1,731)            (505)         (17)      67,187
                                                ----------    -----------      ---------        ---------      -------   ----------
                                                    61,492         (8,104)        (2,415)          (1,092)         167       50,048
Other income
   Interest and other ........................       2,371             --             --               --           --        2,371
   Equity (loss) in equity investees .........        (556)            --             --               --           --         (556)
   Gain on sale of real estate ...............      50,550         27,931         10,194            4,330        1,115       94,120
                                                ----------    -----------      ---------        ---------      -------   ----------
                                                    52,365         27,931         10,194            4,330        1,115       95,935
Other expense
   Interest ..................................      48,114         (4,566)        (1,694)            (544)          (5)      41,305
   Depreciation ..............................      19,749         (1,519)          (718)            (296)          --       17,216
   Advisory fees .............................       5,258           (330)          (143)             (42)         (13)       4,730
   Net income fee ............................       2,415          1,801            774              309           97        5,396
   General and administrative ................       8,506             --             --               --           --        8,506
   Minority interest .........................          33             --             --               --           --           33
                                                ----------    -----------      ---------        ---------      -------   ----------
                                                    84,075         (4,614)        (1,781)            (573)          79       77,186

Net income ...................................      29,782         24,441          9,560            3,811        1,203       68,797
Preferred dividend requirement ...............         (22)            --             --               --           --          (22)
                                                ----------    -----------      ---------        ---------      -------   ----------
Net income ...................................  $   29,760    $    24,441      $   9,560        $   3,811      $ 1,203   $   68,775
                                                ==========    ===========      =========        =========      =======   ==========

Basic and diluted earnings per share
   Net income applicable to Common shares ....  $     3.45                                                               $     7.97
                                                ==========                                                               ==========

Weighted average Common shares used in
   computing earnings per share ..............   8,631,621                                                                8,631,621
                                                ==========                                                               ==========

______________________________

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                           NOTES TO PROFORMA COMBINED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

(1) The Proforma Combined Statement of Operations assumes that each property was sold by TCI on January 1, 2000.

(2) Operating results for sold properties are their actual operating results for the year ended December 31, 2000.

(3) Includes the Heritage Apartments sold in February 2001, the Forest Ridge and Park at Colonade Apartments sold in March 2001, the Glenwood, Fontenelle Hills and Bent Tree Gardens Apartments sold in May 2001, the McCallum Glen Apartments sold in June 2001, the Park Lane, McCallum Crossing and Carseka Apartments sold in August 2001, and the Sunset Lakes and Oak Run Apartments sold in September 2001.

(4) Includes the Daley and Waterstreet Office Buildings sold in June 2001, and the Chesapeake Center Office Building sold in July 2001.

(5) Includes the Zodiac Warehouse sold in February 2001, and the Technology Trading Center sold in June 2001.

(6) Includes the partial sale of the McKinney 36 land parcel in February 2001, the partial sale of the Round Mountain land parcel in March 2001, the Moss Creek land parcel sold in April 2001, and the partial sale of the Eagle Crest land parcel in August 2001.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      TRANSCONTINENTAL REALTY INVESTORS, INC.






Date:    October 10, 2001             By:      /s/ Brent Horak
     ------------------------            -----------------------------------
                                          Brent Horak
                                          Vice President and
                                          Chief Financial Officer
                                          (Principal Financial Officer)